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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



      We consent to the incorporation by reference in this Annual Report (Form 10-K) of Carbo Ceramics Inc. of our report dated January 22, 1997, included in the 1996 Annual Report to Shareholders of Carbo Ceramics Inc.



                                    /s/Ernst & Young LLP

New Orleans, Louisiana
January 22, 1997